Exhibit 10.1
RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
Croudace & Dietrich LLP
4750 Von Karman
Newport Beach, California 92660
Attention: Debra M. Dietrich, Esq.

(space above line for recorder’s use)
MEMORANDUM OF ASSIGNMENT
OF NOTE, DEED OF TRUST AND LOAN DOCUMENTS
     THIS MEMORANDUM OF ASSIGNMENT OF NOTE, DEED OF TRUST AND LOAN DOCUMENTS (this “Memorandum”) is made as of August 24, 2009, by AWARE DEVELOPMENT COMPANY, INC., a California corporation (“Aware”), in favor of SPT REAL ESTATE FINANCE, LLC, a Delaware limited liability company (“SPT”), with respect to the following.
     Concurrently herewith, and for good and valuable consideration, Aware has irrevocably assigned to SPT all of Aware’s right, title and interest under that certain loan made by Vineyard Bank, N.A., a national banking association (“Bank”) to Springbrook Investments, L.P., a California limited partnership agreement (“Borrower”), in the original principal amount of $5,187,000 (as heretofore modified, the “Vineyard Loan”).
     Aware and SPT wish to cause this Memorandum to be recorded to give notice of the Assignment and the terms thereof, including the terms set forth herein.
     The Vineyard Loan is evidenced by a promissory note executed by Borrower in the original principal amount of the Vineyard Loan, and is secured by a Deed of Trust recorded on March 31, 2006 under Document Number 2006-0229400; Modification of Deed of Trust recorded on May 26, 2006 under Document Number 2006-0386956; Modification of Deed of Trust recorded on June 2, 2006 under Document Number 2006-0405304; Modification of Deed of Trust recorded on September 26, 2006 under Document Number 2006-0709116 and Modification of Deed of Trust recorded on February 15, 2008 under Document Number 2008-0077706 all of which are recorded in the Official Records of Riverside County, California, encumbering the Real Property described on Exhibit “A” attached hereto. This Memorandum is notice of the assignment of all of the same and all other rights of Aware in connection with the Vineyard Loan.
     This Memorandum is not intended to modify or alter in any way the terms and conditions of the Assignment and in the event of any conflict between the Assignment and this Memorandum, the Assignment shall prevail in all respects.

“Assignor”: AWARE DEVELOPMENT COMPANY, INC., a California corporation
By:	/s/ Charles Ware
CHARLES WARE
(Print Name and Title)

State of California      )
County of Orange      )
On August 24, 2009 before me, Terri Hovdestad, Notary Public, personally appeared Charles Ware, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature /s/ Terri Hovdestad                                         (Seal)

EXHIBIT A
LEGAL DESCRIPTION OF REAL PROPERTY
Real property in the City of Riverside, County of Riverside, State of California, described as follows:
PARCEL 1 (349-170-003):
GOVERNMENT LOT 4 IN THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TC THE OFFICIAL PLAT THEREOF.
EXCEPT THAT PORTION INCLUDED WITHIN THAT PORTION DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHEAST CORNER OF HOMESTEAD QUARTZ MINE, KNOWN AS LOT 39, IN SAID SECTION 22; THENCE NORTH, TO THE SOUTH LINE OF THE NORTHEAST 1/4 OF SAID SECTION; THENCE WEST, TO THE INTERSECTION OF SAID SOUTH LINE OF THE NORTHEAST 1/4 OF SAID SECTION WITH THE NORTH LINE OF SAID LOT 39; THENCE SOUTHEASTERLY FOLLOWING THE NORTH LINE OF SAID LOT 39, TO THE POINT OF BEGINNING.
ALSO EXCEPTING THE EASTERLY 690 FEET OF SAID GOVERNMENT LOT 4.

ALSO EXCEPTING THE SOUTHERLY 530 FEET.
EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 23, 1972 AS INSTRUMENT NO. 23316 OF OFFICIAL RECORDS.
PARCEL 2: (349-170-004):
THE NORTHERLY 330 FEET OF THE EASTERLY 690 FEET OF GOVERNMENT LOT 4 IN THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF;
EXCEPT THAT PORTION INCLUDED WITH THAT PORTION DESCRIBED AS FOLLOWS:
THE WESTERLY 60 FEET OF SAID EASTERLY 690 FEET FOR ROAD AND WIND VISIBILITY PURPOSES;
EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 23, 1972 AS INSTRUMENT NO. 23314 OF OFFICIAL RECORDS.
PARCEL 3 (349-170-005):
THE SOUTH 330 FEET OF THE NORTH 660 FEET OF THE EASTERLY 690 FEET OF GOVERNMENT LOT 4 IN THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN.
EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 23, 1972 AS INSTRUMENT NO. 23314 OF OFFICIAL RECORDS.
PARCEL 4 (349-170-006):

THE SOUTH 1/2 OF THE EASTERLY 690 FEET OF GOVERNMENT LOT 4, IN THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL FIATS THEREOF
EXCEPTING THE SOUTHERLY 330 FEET OF SAID EASTERLY 690 FEET OF GOVERNMENT LOT 4.
EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 23, 1972 AS INSTRUMENT NO. 23314 OF OFFICIAL RECORDS.
PARCEL 5 (349-170-008):
THE EASTERLY 1/2 OF THE SOUTHERLY 560 FEET OF GOVERNMENT LOT 2 IN THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY Of RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.
EXCEPTING THE SOUTHERLY 265 FEET OF SAID GOVERNMENT LOT 2
ALSO EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 25, 1972 AS INSTRUMENT NO. 24579 OF OFFICIAL RECORDS.
PARCEL 6 (349-170-011):
THE EAST 1/2 OF THE SOUTHERLY 265 FEET OF GOVERNMENT LOT 2 IN THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING THE OFFICIAL PLAT THEREOF.
EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 29, 1972 AS INSTRUMENT NO, 26947 OF OFFICIAL RECORDS.
PARCEL 7 (349-170-013)
THE EASTERLY 690 FEET OF GOVERNMENT LOT 4 IN THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN.
EXCEPTING THEREFROM THE NORTH 990 FEET THEREOF.
EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 23,1972 AS INSTRUMENT NO, 23314 OF OFFICIAL RECORDS.
PARCEL 8 (349-180-002):
THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST SAN BERNARDINO AND MERIDIAN.
PARCEL 9 (349-180-004):
THE SOUTH 1/2 OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST SAN BERNARDINO AND MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 25, 1972 AS INSTRUMENT NO. 24577 OF OFFICIAL RECORDS.
PARCEL 10 (349-180-006):
THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF;
EXCEPT THAT PORTION DESCRIBED AS FOLLOWS;
BEGINNING AT A POINT ON THE WEST LINE OF THE SOUTHEAST 1/4 OF SAID SECTION, 66 FEET SOUTH OF THE NORTHWEST CORNER OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION; THENCE EAST 660 FEET, PARALLEL WITH THE NORTH LINE THEREOF; THENCE SOUTH 594 FEET PARALLEL WITH THE WEST LINE OF THE SOUTHEAST 1/4 OF SAID SECTION; THENCE WEST 660 FEET, PARALLEL WITH THE NORTH LINE OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION, TO A POINT ON THE WEST LINE THEREOF; THENCE NORTH 594 FEET ON SAID WEST LINE TO THE POINT OF BEGINNING.
ALSO EXCEPTING THE SOUTHERLY 1/2 OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION 22.
ALSO EXCEPTING THE NORTHERLY 66 FEET OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, AND THE SOUTHERLY 330 FEET OF THE NORTHEAST 1/4 OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22.
ALSO EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 28, 1972 AS INSTRUMENT NO. 25409 OF OFFICIAL RECORDS.
PARCEL 11 (349-180-007):
THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF;
EXCEPT THAT PORTION DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE WEST LINE OF THE SOUTHEAST 1/4 OF SAID SECTION, 66 FEET SOUTH OF THE NORTHWEST CORNER OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION; THENCE EAST 660 FEET, PARALLEL WITH THE NORTH LINE THEREOF; THENCE SOUTH 594 FEET; PARALLEL WITH THE WITH WEST LINE OF THE SOUTHEAST 1/4 OF SAID SECTION; THENCE WEST 660 FEET, PARALLEL WITH THE NORTH LINE OF THE SOUTHWEST 1/4 OF SAID SECTION, TO A POINT ON THE WEST LINE THEREOF; THENCE NORTH 594 FEET ON SAID WEST LINE TO THE POINT OF BEGINNING.
ALSO EXCEPTING THE SOUTHERLY 1/2 OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION 22.
ALSO EXCEPTING THE NORTHERLY 330 FEET OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, AND THE SOUTHERLY 30 FEET OF THE NORTHEAST 1/4 OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22.
ALSO EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED

RECORDED FEBRUARY 28, 1972 AS INSTRUMENT NO. 25409 OF OFFICIAL RECORDS.
PARCEL 12 (349-180-016):
THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF;
EXCEPT THE SOUTHERLY 374 FEET OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SOUTHEAST 1/4 OF SAID SECTION;
EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS, RESERVED IN THE DEED RECORDED FEBRUARY 25, 1972 AS INSTRUMENT NO. 24577 OF OFFICIAL RECORDS.
PARCEL 13 (349-180-020):
THE EASTERLY 1/2 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN.
EXCEPT THE SOUTHERLY 374 FEET OF SAID SOUTHEAST 1/4.
PARCEL 14 (349-160-010):
THE NORTHWEST 1/4 OF THE EASTERLY HALF OF THE SOUTHERLY HALF OF THE SOUTHWEST QUARTER OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.
PARCEL 15 (APN 349-170-009):
THE WESTERLY HALF OF THE SOUTHERLY 560 FEET OF THE GOVERNMENT LOT 2 IN THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.
EXCEPTING THE SOUTHERLY 265 FEET OF SAID GOVERNMENT LOT 2.
PARCEL 16 (APN 349-170-007):
THE NORTH 265 FEET MORE OR LESS OF THE SOUTH 530 FEET MORE OR LESS OF THE WEST 640 FEET MORE OR LESS OF GOVERNMENT LOT 4 IN THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN.
PARCEL 17 (APN 349-180-008):
THE SOUTH 30 FEET OF THE SOUTH HALF OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN.
PARCEL 18 (APN 349-180-017):

THE SOUTH 30 FEET OF THE NORTH 316 FEET OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22. TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN.
PARCEL 19 (APN 349-180-001 Now 349-180-035):
THE NORTH 66 FEET OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN.
PARCEL 20 (349-150-034-3):
THE SOUTH 20 ACRES OF THE NORTH HALF OF THE SOUTHWEST QUARTER OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4, WEST, SAN BERNARDINO BASE AND MERIDIAN.
EXCEPTING THEREFROM THE EASTERLY 5 ACRES THEREOF AND EXCEPTING THEREFROM THE WESTERLY 9 ACRES THEREOF.
PARCEL 21 (349-160-011):
THE EAST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN;
EXCEPTING THEREFROM THE SOUTHERLY 374 FEET.
PARCEL 22 (349-170-010)
THE SOUTHERLY 265 FEET OF GOVERNMENT LOT 2 IN THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.
EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS AS RESERVED IN THE DEED RECORDED FEBRUARY 29, 1972 AS INSTRUMENT NO. 26947 OF OFFICIAL RECORDS OF SAID COUNTY.
ALSO EXCEPTING THEREFROM THE EAST 1/2 OF THE SOUTHERLY 265 FEET OF GOVERNMENT LOT 2 IN THE SOUTHEAST 1/4 OF SECTION OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN AS CONVEYED TO GLEN C.J. FREESE, BY GRANT DEED RECORDED FEBRUARY 29, 1972 AS INSTRUMENT NO. 26952 OF OFFICIAL RECORDS OF SAID COUNTY.
PARCEL 23 (349-170-012)
THE SOUTHERLY 265 FEET OF GOVERNMENT LOT 4 IN THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.
EXCEPT THAT PORTION INCLUDED WITHIN THAT PORTION DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHEAST CORNER OF HOMESTEAD QUARTZ MINE, ALSO KNOW AS LOT 39, IN SAID SECTION 22; THENCE NORTH, TO THE SOUTH LINE OF THE NORTHEAST 1/4 OF SAID SECTION; THENCE WEST, TO THE INTERSECTION OF SAID SOUTH LINE OF THE NORTHEAST 1/4 OF SAID

SECTION WITH THE NORTH LINE OF SAID LOT 39; THENCE SOUTHEASTERLY FOLLOWING THE NORTH LINE OF SAID LOT 39, TO THE POINT OF BEGINNING.
ALSO EXCEPTING THE EASTERLY 690 FEET OF SAID GOVERNMENT LOT 4
ALSO EXCEPTING THEREFROM, ONE HALF OF ALL OIL, GAS, AND MINERAL RIGHTS AS RESERVED IN DOCUMENT RECORDED FEBRUARY 28, 1972 AS INSTRUMENT NO. 25411 OF OFFICIAL RECORDS OF SAID COUNTY.
PARCEL 24 (349-180-005)
THE SOUTH 1/2 OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 4 WEST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE GOVERNMENT SURVEY.
EXCEPTING THEREFROM 1/2 OF ALL OIL, GAS AND MINERAL RIGHTS.
APN: 349-170-003 and 349-170-004 and 349-170-005 and 349-170-006 and 349-170-008 and 349-170-011 and 349-170-013 and 349-180-002 and 349-180-004 and 349-180-006 and 349-180-007 and 349-180-016 and 349-180-020 and 349-160-010 and 349-170-009 and 349-170-007 and 349-180-008 and 349-180-017 and 349-180-035 and 349-150-034 and 349-160-011 and 349-170-010 and 349-170-012 and 349-180-005